CONVERTIBLE PROMISSORY NOTE

Maximum Principal Amount $1,000,000                                                                                                                Dated August 2, 2016

FOR VALUE RECEIVED, and upon the terms and conditions set forth herein, BOLLENTE COMPANIES INC., a Nevada corporation (“Borrower”), promises to pay to the order of BUILT-RIGHT HOLDINGS, LLC, an Arizona limited liability company (“Lender”), at Lender’s mailing address, 8790 E. Via De Ventura, #4640, Scottsdale, Arizona 85258, or at such other place as Lender may designate to Borrower in writing from time to time, the principal amount advanced to Borrower by Lender which shall not exceed, in the aggregate, the sum of One Million Dollars ($1,000,000), together with interest thereon in the amounts, at the times and otherwise in accordance with the terms set forth in that certain Loan Agreement of even date herewith (“Loan Agreement”) between Borrower and Lender which terms are incorporated herein by this reference.

ARTICLE 1
TERMS OF NOTE

1.01           Loan Agreement.  This Convertible Promissory Note (this “Note”) is the promissory note referred to in the Loan Agreement. All capitalized terms used herein and not defined herein have the meaning provided in the Loan Agreement. All of the terms, conditions and provisions of the Loan Agreement are incorporated herein by this reference.

1.02           Negotiable Instrument.  Borrower agrees that this Note is a negotiable instrument, even though this Note, absent this paragraph, may not otherwise qualify as a negotiable instrument under applicable law.

1.03           Borrower’s Waivers.  Borrower, for itself and all others who may become liable for payment of all or any portion of this Note, hereby waives presentment for payment, demand, protest, and notice of dishonor, protest, nonpayment, demand, intent to accelerate, and acceleration.

1.04           Unconditional Payment.  Any payment received by Lender hereunder that is required to be refunded or recovered from Lender as a voidable preference or fraudulent transfer or is otherwise set aside pursuant to the Bankruptcy Code or any insolvency or other debtor relief law shall not be considered as payment made on the Loan or under this Note.  Borrower’s liability under this Note to make such payment shall be reinstated, notwithstanding that this Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

1.05           Conversion.  At the option of Lender in its sole and absolute discretion and without regard to whether an Event of Default exists, the then outstanding principal amount of this Note, along with all accrued interest hereunder (the “Loan Amount”) shall be converted, in whole, in part, or in a series of conversions, into Class A Common Stock of the Borrower (“Shares”) at a conversion price of $0.25 per share.  To convert the Loan Amount to Shares, Lender shall deliver to Borrower at the notice address set forth in Section 9.01 of the Loan Agreement, as may be amended from time to time, (a) an Election to Convert (the “Election”) in the form attached hereto as Exhibit “A”, and (b) an executed Subscription and Representations and Warranties Agreement (“Subscription Agreement”) in the form attached hereto as Exhibit “B”.  No later than fourteen (14) business days after Lender’s issuance of the Election, Borrower shall issue and cause to be delivered to Lender, and in such name or names as Lender may designate, a certificate or certificates for the full number of Shares so purchased upon conversion of the Note, and the same shall be entered on Borrower’s stock transfer books.  Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of the Election, notwithstanding that the certificate or certificates representing such securities shall not yet have actually been delivered or that the stock transfer books of the Company shall then be closed.  The amount of the Note so converted shall be deemed to be a credit against the Loan Amount owing on the date of the Election.

1.06           Senior Indebtedness.  Borrower hereby represents, warrants and covenants that this Note is, and shall remain until paid in full, senior in the right of payment to all other Indebtedness of Borrower. For purposes of this Note, “Indebtedness” shall mean and include the aggregate amount of, without duplication, (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (iv) all obligations with respect to capital leases, (v) all guaranty obligations, and (vi) all reimbursement and any other payment obligations, contingent or otherwise, in respect of letters of credit.

ARTICLE 2
DEFAULT AND REMEDIES

2.01           Event of Default. The occurrence of an “Event of Default” as that term is defined under the Loan Agreement shall constitute an “Event of Default” under this Note. The material breach of any covenant or undertaking by Borrower in the Subscription Agreement shall also constitute an Event of Default hereunder.

2.02           Cumulative and Independent Remedies. Following an Event of Default (which has not been waived in writing by Lender), Lender, without notice or consent from Borrower shall be entitled to exercise all rights and remedies as have been provided to Lender hereunder, under the Loan Agreement and other Loan Documents, by law or in equity. Such rights and remedies are cumulative and may be exercised independently, concurrently or successively in Lender’s sole discretion and as often as occasion therefor shall arise. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances or constitute Lender’s waiver of its right to take any future action in any circumstance without notice or demand (except where expressly required by this Note to be given). Lender may release security for the Loan, may release any party liable for the Loan, may grant extensions, renewals or forbearances with respect thereto, and may apply any security held by it to payment of the Loan, in each case without prejudice to its rights under this Note. Lender will not be deemed as consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies.

ARTICLE 3
MISCELLANEOUS PROVISIONS

3.01           Modification. Lender shall not by any act, delay, omission or otherwise be deemed to have modified, amended, waived, extended, discharged or terminated any of its rights or remedies, and no modification, amendment, waiver, extension, discharge or termination of any kind shall be valid unless in writing and signed by Lender.

3.02           Unenforceable Provisions. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

3.03           Governing Law. This Note was negotiated in Arizona, and made by Borrower and accepted by Lender in the State of Arizona, which State the parties agree has substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limitation, matters of construction, validity and performance), this Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Arizona applicable to contracts made and performed in such State and any applicable law of the United States of America.

3.04           WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES ITS RIGHT, TO THE FULL EXTENT PERMITTED BY LAW, AND AGREES NOT TO ELECT, TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.

IN WITNESS WHEREOF, the Borrower executed and delivered this Note as of the date written above.

BORROWER:

BOLLENTE COMPANIES INC.,
a Nevada corporation

By:           /S/ Robertson J. Orr
Robertson J. Orr, President

EXHIBIT “A”

FORM OF ELECTION TO CONVERT

Pursuant to that Convertible Promissory Note, dated __________________, 2016, between BUILT-RIGHT HOLDINGS, LLC, an Arizona limited liability company, as lender (“Lender”), and BOLLENTE COMPANIES INC., a Nevada corporation, as borrower (“Borrower”), Lender hereby irrevocably elects to exercise its right to convert $_____________ of the Loan Amount of the Note (as defined therein) into Class A Common Shares of Borrower, at the rate of $0.25 per share, as more fully described in the Note, and directs that the certificates for such securities be issued in the name of, and delivered to, _____________________________________, at _________________________________ (“Purchaser”).

Dated:  ___________________, 20___                                                                SIGNATURE:

LENDER:

BUILT-RIGHT HOLDINGS, LLC,
an Arizona limited liability company

By:           4C Management, Inc.,
an Arizona corporation
Its:           Manager

By:
Rod Cullum, Vice President

PURCHASER’S SOCIAL SECURITY
OR FEDERAL TAX ID NUMBER

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